Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                       Supplement, dated November 21, 2003
                                     to the
      Prospectus and Statement of Additional Information dated July 1, 2003 for the Allstate Variable Annuities
  (Allstate Variable Annuity - B Share and Allstate Variable Annuity - L Share)


This supplement amends the July 1, 2003 prospectus and statement of additional information for the Allstate Variable Annuity - B Share and Allstate Variable Annuity - L Share contracts (each, a "Contract"), offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus.

Effective September 30, 2003, the Morgan Stanley UIF U.S. Mid Cap Core Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Value Portfolio. The investment objective for this Portfolio has not changed.

The prospectus and statement of additional information are revised as follows:

o All references to Morgan Stanley UIF U.S. Mid Cap Core Portfolio are deleted and replaced with Morgan Stanley UIF U.S. Mid Cap Value Portfolio.

o All references to Morgan Stanley UIF U.S. Mid Cap Core Variable Sub-Account are deleted and replaced with Morgan Stanley UIF U.S. Mid Cap Value Variable Sub-Account.